SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 6, 2000
                                 Date of Report
                        (Date of earliest event reported)


                               CYLINK CORPORATION

California                          0-27742                      95-3891600
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                                 3131 Jay Street
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 855-6000
              (Registrant's telephone number, including area code)




         Item 5.           OTHER EVENTS

         On October 31, 2000, Cylink Corporation ("Cylink") announced that it is reducing its workforce by approximately 12% as part of its program to bring costs into line with near-term revenue expectations.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CYLINK CORPORATION

                                           /s/ Christopher Chillingworth
                                          --------------------------------------
                                          Christopher Chillingworth
                                          Acting Chief Financial Officer
                                          Date:  November 6, 2000

                               CYLINK CORPORATION

                           Current Report on Form 8-K

                                INDEX TO EXHIBITS



Exhibit No.                      Description
-----------                      -----------

5.1                              Press Release dated October 31, 2000.


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